Assets held for sale	3 Months Ended
Mar. 31, 2024
Assets held for sale [Abstract]
Assets held for sale [Text Block]
Note 8. - Assets held for sale

In 2023, Atlantica´s partner in Monterrey initiated a process to sell its 70% stake in the asset and, as part of it, Atlantica intended to sell its interest as well under the same terms. The transaction was subject to certain conditions precedent and final transaction closing occurred in April 2024 (Note 23). Atlantica expects to receive approximately $43 million proceeds subject to final transaction costs, taxes and ongoing discussions with Atlantica’s partner. There is an earn-out mechanism that could result in additional proceeds of up to approximately $7 million for Atlantica between 2026 and 2028.

Since October 30, 2023, the conditions to classify the loan granted by Atlantica to Arroyo II and the investment in Pemcorp as held for sale were met. As a consequence, the book value of the equity investment held by Atlantica in Pemcorp and the loan granted by Atlantica to Arroyo II, which amount to $10.2 million and $18.9 million as of March 31, 2024, respectively, were classified as held for sale in these Consolidated Condensed Interim Financial Statements since that date.

Share of profit in Pemcorp is not reflected since October 30, 2023, in these Consolidated Condensed Interim Financial Statements according to IFRS 5 Non-current Assets Held for Sale and Discontinued Operations. The loan granted by Atlantica to Arroyo II, shall continue to be measured in accordance with IFRS 9, at amortized cost, and the interests accrued classified as financial income in the profit and loss statement until closing of the sale that occurred in April 2024.